UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2020

Runway Growth Credit Fund Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-55544	47-5049745
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

205 N. Michigan Ave., Suite 4200, Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 281-6270

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On December 2, 2020, Runway Growth Credit Fund Inc. (the “Company”) entered into an amendment (the “Credit Facility Amendment”) to the Credit Agreement dated as of May 31, 2019, as subsequently amended (the “Credit Agreement), among the Company, as borrower; the financial institutions party thereto as lenders (the “Lenders”); KeyBank National Association, as administrative agent for the Lenders and a Lender; CIBC Bank USA, as documentation agent and a Lender; MUFG Union Bank, N.A., as co-documentation agent and a Lender; and U.S. Bank National Association, as paying agent (the “Credit Facility”). The Credit Facility Amendment is effective as of December 2, 2020.

The Credit Facility Amendment amended the Credit Agreement to: (i) increase the size of the aggregate commitments under the Credit Facility to $215 million from $175 million; (ii) increase the accordion amount under the Credit Facility from a $200 million maximum aggregate commitment amount to a $300 million maximum aggregate commitment amount; and (iii) add Bank of Hope and First Foundation Bank as new Lenders and Managing Agents under the Credit Agreement. Borrowing under the Credit Facility remains subject to the leverage restrictions contained in the Investment Company Act of 1940, as amended.

Capitalized terms under this Item 1.01, unless otherwise defined herein, have the meaning ascribed to them under the Credit Agreement. The description above is only a summary of the material provisions of the Credit Facility Amendment and is qualified in its entirety by reference to a copy of the Credit Facility Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
10.1

Second Amendment to Credit Agreement, dated as of December 2, 2020, among Runway Growth Credit Fund Inc., as borrower; the financial institutions party thereto as lenders; KeyBank National Association, as administrative agent and lender; CIBC Bank USA, as documentation agent and lender; MUFG Union Bank, N.A. as co-documentation agent and lender; and U.S. Bank National Association, as paying agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Runway Growth Credit Fund Inc.

Date: December 4, 2020	By:	/s/ Thomas B. Raterman
Thomas B. Raterman
Chief Financial Officer, Treasurer and Secretary